THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln InReach VULONE 2014, Lincoln Momentum VULONE, Lincoln Momentum VULONE 2005,
Lincoln Momentum VULONE 2007, Lincoln VULCV - II, Lincoln VULFLEX, Lincoln VULCV - III,
Lincoln VULDB, Lincoln VULDB - II
Lincoln Life Flexible Premium Variable Life Account R
Lincoln Momentum SVULONE, Lincoln Momentum SVULONE 2007,
Lincoln SVUL - II, Lincoln SVULONE, Lincoln SVUL - III
Lincoln Life Flexible Premium Variable Life Account S
Lincoln Corporate Variable 4, Lincoln CVUL Series III, Lincoln CVUL Series III Elite Series

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL, Lincoln AssetEdge® Exec VUL, Lincoln Momentum VULONE 2005,
Lincoln VULONE, Lincoln VULONE 2005, Lincoln VULONE 2007, Lincoln VULONE 2010, Lincoln VULCV - II,
Lincoln VULFLEX, Lincoln VULCV - III, Lincoln VULCV – IV, Lincoln VULDB, Lincoln VULDB - II, Lincoln VULDB - IV
LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln PreservationEdge® SVUL, Lincoln SVUL - II, Lincoln SVUL - III,
Lincoln SVULONE 2007, Lincoln SVULONE, Lincoln SVUL - IV
LLANY Separate Account S for Flexible Premium Variable Life Insurance
Lincoln Corporate Variable 4, Lincoln CVUL Series III – Elite Series

Supplement dated May 1, 2026 to the Prospectus

The following information is an update to your last effective prospectus, as supplemented.
This Supplement outlines important information changes to the investment options under your flexible premium variable life insurance contract. All other provisions outlined in your variable life insurance prospectus, as supplemented, remain unchanged.
At a meeting of the Board of Trustees (“Board”) of the Trust, the Board approved an Agreement and Plan of Reorganization to merge the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) with and into the LVIP Global Equity Managed Volatility Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Policy Owners.
The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. A meeting of the shareholders, to consider the Reorganization is scheduled to be held on or about June 3, 2026, and the Fund’s Reorganization is expected to be completed on or about June 5, 2026 (“Closing Date”).
At any time prior to the Closing Date, Policy Owners may transfer out of the Fund consistent with the transfer provisions of the variable life insurance product prospectus. Policy Owners may transfer into any other available investment option under their Policy. Please see your prospectus or contact your registered representative for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.
You can obtain additional information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.